UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2000


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



         MARYLAND                        1-13589                 36-4173047
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(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)


77 West Wacker Drive, Suite 3900, Chicago,  Illinois                  60601
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     (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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
ITEM 5.  OTHER EVENTS.

     (a) January 24, 2000, Press Release: On January 24, 2000, Prime Group Realty Trust issued the Press Release attached hereto as Exhibit 99.1. Such Press Release is incorporated herein by reference.

     (b) Exhibits:



          Exhibit
          No.                Description
          ---                -----------
          99.1               Press Release of Prime Group Realty Trust dated
                             January 24, 2000.








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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PRIME GROUP REALTY TRUST
                                      ------------------------
                                      Registrant


Dated: January 25, 2000               By: /s/ William M. Karnes
                                          ----------------------------
                                          William M. Karnes
                                          Executive Vice President and
                                          Chief Financial Officer







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